                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 6, 2004

                                 WHX CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

Delaware                             1-2394                    13-3768097
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission               (IRS Employer
of incorporation)                    File Number)            Identification No.)

110 East 59th Street, New York, New York                       10022
--------------------------------------------------------------------------------
(Address of principal executive offices)                       (zip code)

Registrant's telephone number, including area code: (212) 355-5200
                                                    --------------

                                      N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

         EXHIBIT NO.      EXHIBITS

         99.1             Press Release of WHX Corporation issued May 6, 2004.

Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS.

     On May 6, 2004,  WHX  Corporation  issued a press  release  announcing  its financial  and  operating  results for the first quarter ended March 31, 2004, a copy of which is filed as Exhibit 99.1 hereto, and is incorporated by reference.

                                       2

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                          WHX CORPORATION

Dated: May 6, 2004                        By: /s/ Robert Hynes
                                             -----------------------------------
                                             Name:  Robert Hynes
                                             Title: Chief Financial Officer

                                       3